UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

 FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 22, 2021

TCF FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	000-08185	38-2022454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
 333 W. Fort Street, Suite 1800, Detroit, Michigan 48226
(Address of principal executive offices, including Zip Code)

(800) 867-9757
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of exchange on which registered)
Common Stock (par value $1 per share)	TCF	The NASDAQ Stock Market
Depositary shares, each representing a 1/1000th interest in a share of the 5.70% Series C Non-Cumulative Perpetual Preferred Stock	TCFCP	The NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 22, 2021, TCF Financial Corporation (the "Corporation") issued an earnings press release for the quarter ended December 31, 2020. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference in this Item 2.02.

The information contained in this Item 2.02 and in Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
99.1	Earnings Press Release of TCF Financial Corporation, dated January 22, 2021
104	Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ David T. Provost
David T. Provost, Chief Executive Officer (Principal Executive Officer)

/s/ Brian W. Maass
Brian W. Maass, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Kathleen S. Wendt
Kathleen S. Wendt, Executive Vice President and Chief Accounting Officer (Principal Accounting Officer)

Dated:  January 22, 2021